Commitments and Contingencies	3 Months Ended
Mar. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Operating Lease Commitments
The future aggregate minimum lease payments under non-cancelable operating leases as of March 31, 2012 are as follows:

March 31, 2012
(in thousands)
2012	$3,001
2013	4,323
2014	4,164
2015	3,508
2016	3,421
Thereafter	8,531

Rent expense was $1.3 million and $0.8 million during the three months ended March 31, 2012 and 2011, respectively.
Guarantees and Indemnifications
ASC 460, Guarantees, requires that upon issuance of a guarantee, the guarantor must recognize a liability for the fair value of the amount of obligations it assumes under that guarantee.
We periodically establish irrevocable bank guarantees in favor of a customer in connection with a campaign guaranteeing minimum net revenue or covering costs of a campaign. As of March 31, 2012 and December 31, 2011, the aggregate amount of our outstanding commitments under such letters of guarantee was $1.3 million and $2.7 million, respectively. We accrue for known obligations when a loss is probable and can be reasonably estimated. There were no accruals for expenses related to our performance guarantees for any period presented.
As permitted under the laws of the Bailiwick of Jersey and the Republic of Ireland, and in accordance with our bylaws, we indemnify our officers and directors for certain events or occurrences, subject to certain limits, while the officer or director is or was serving at our request in such capacity. The maximum amount of potential future indemnification is unlimited; however, we maintain director and officer liability insurance that limits our exposure and may enable us to recover a portion of any future amounts paid. We believe the fair value for these indemnification obligations is immaterial. Accordingly, we have not recognized any liabilities relating to these obligations as of March 31, 2012 and December 31, 2011.
Pension and Other Post-Retirement Obligations
We are required under Greek law to make a payment to employees on unfair dismissal or on attaining normal retirement age. The amount of the payment depends on the employees' monthly earnings (capped at €6,000 per month, or approximately $8,000) and a multiple which depends on length of service. The most recent independent actuarial valuation was carried out as of December 31, 2011. As of March 31, 2012 and December 31, 2011, we have included $588,000 and $551,000, respectively in other non-current liabilities for this obligation. As of March 31, 2012, our retirement benefits obligations were unfunded.
Legal Proceedings
From time to time, we and our subsidiaries are subject to legal, administrative and regulatory proceedings, claims, demands and investigations in the ordinary course of business, including claims with respect to intellectual property, contracts, employment and other matters.  In addition to the below mentioned legal proceedings, we do not believe that the ultimate resolution of other legal proceedings involving our company, if any, will have a material adverse effect on our consolidated financial position, results of operations or cash flows.
Indemnification Claims
We recently received letters on behalf of several of our customers notifying us that the customers had received letters from a third party which alleged that certain of our customer's applications infringed the patent rights of the third party. In turn, our customers have alleged that we are obligated to indemnify them relating to these matters as the claims allegedly relate to services that we provide to the customers. We are currently investigating the related issues.
Mobile Device Litigation
In re iPhone Application Litigation is a purported nationwide class action filed in the Northern District of California against Apple Inc. and certain other parties, including Mobclix, and the result of a Multi-District Litigation consolidation of numerous class actions filed in state and federal courts throughout the United States.  The action alleges that the defendants, through the promotion of software applications, or "apps", developed, marketed, and provided or sold for use with Apple's devices, improperly and unlawfully access, capture, alter and/or use personal information they obtained from "app" users.
The defendants responded to the complaint via a successful pleading challenge.  See In re iPhone Application Litig., 2011 WL 4403963 (N.D. Cal. Sept. 30, 2011) (Order Granting Defendants' Motions to Dismiss for Lack of Article III Standing Without Prejudice).  In their amended complaint, the plaintiffs dropped several of the entities named as defendants in the initial consolidated complaint, including Mobclix, ostensibly to better their chances of surviving a second pleading challenge.  The remaining defendants' motions to dismiss to this amended pleading was heard on May 3, 2012. During that hearing, the federal judge assigned to the matter indicated that she would dismiss this motion in part. The court will issue an formal order regarding these motions.
Defendant TrafficMarketplace.com recently demanded that Mobclix, pursuant to an agreement between the parties, defend and indemnify it for costs related to the In re iPhone Application Litigation class action.  TrafficMarketplace.com and Mobclix are negotiating this demand.
Mobclix was named as a defendant in a similar litigation regarding Google devices, but within several months was dismissed from that action without prejudice.
Because the filed actions are in the very early stages, and due to the inherent uncertainty surrounding the litigation process, we are unable to reasonably assess the likelihood of any particular outcome of these litigations (or potential litigations) at this time.
Damasco v. Velti
On May 15, 2012, an individual named Jerome Damasco named Velti USA, Inc. and Velti North America, Inc. as defendants in a nationwide class action in the United States District Court for the Northern District of California (case no. 3:11-cv-05353-RS) alleging that the defendants distributed unauthorized SMS messages in violation of the federal Telephone Consumer Protection Act, 47 U.S.C. section 227. The action is brought on behalf of “all persons in the United States and its Territories who received one or more unauthorized text message advertisements by or on behalf of any Defendants,” and seeks actual and statutory damages, an injunction requiring the defendants to “cease all wireless spam activities,” and attorneys' fees and costs. Because this action is in the very early stages, and due to the inherent uncertainty surrounding the litigation process, we are unable to reasonably estimate the ultimate outcome of this litigation at this time. We intend to contest this action vigorously.
Patent Litigation
On March 12, 2012, Augme Technologies, Inc. filed a complaint against Velti USA, Inc. in the United States District Court for the District of Delaware (case no. 1:12cv294), alleging infringement of three patents held by Augme.  On May 4, 2012, Velti responded to the complaint by filing a motion to dismiss and motion to strike certain claims in the complaint.  The Court has not yet issued a decision on the motion.  Because this action is in the very early stages, and due to the inherent uncertainty surrounding the litigation process, we are unable to reasonably estimate the ultimate outcome of this litigation at this time. We intend to contest this action vigorously.